                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)    January 22, 1999
                                                          ----------------


                            UNIT INSTRUMENTS, INC.
             (Exact name of Registrant as specified in its charter)



         California                   0-10095              33-0077406
   -------------------------------------------------------------------------
   (State or other jurisdiction     (Commission           (IRS Employer
         of incorporation)          File Number)         Identification No)



         22600 Savi Ranch Parkway, Yorba Linda, California      92887
         --------------------------------------------------------------------
             (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code (714) 921-2640
                                                          --------------


                                Not Applicable
                 ---------------------------------------------
         (Former name or former address, if changed since last report)

                            Exhibit Index on Page 4

Item 1.  Changes in Control of Registrant

     On January 22, 1999, the shareholders of Unit Instruments, Inc. (the "Registrant") voted in favor of a proposal to approve the Agreement and Plan of Merger, dated as of July 2, 1998, as amended by a First Amendment to Agreement and Plan of Merger dated August 5, 1998 and a Second Amendment to Agreement and Plan of Merger dated November 10, 1998 (as so amended, the "Merger Agreement"), among the Registrant, United States Filter Corporation, a Delaware corporation ("USFilter") and Kinetics Acquisition Corp., a California corporation and a wholly-owned subsidiary of USFilter ("Subcorp") and the merger (the "Merger") of Subcorp with and into the Registrant. The shareholders approved the Merger Agreement and the Merger, with 2,755,602 shares voted in favor of the proposal, 73,827 shares voted against the proposal, and 826 shares abstaining, out of the 2,830,255 shares represented at the meeting in person or by proxy. A copy of the Merger Agreement was previously filed with the Securities and Exchange Commission on December 17, 1998, attached to the Proxy Statement/Prospectus included as part of the Registration Statement on Form S-4, Registration
No. 333-69075, filed by USFilter.

     On January 22, 1999, the Registrant and Subcorp filed an Agreement of Merger along with an Officer's Certificate of each corporation with the Secretary of State of the State of California. The Merger became effective upon filing the Agreement of Merger and Officer's Certificates with the California Secretary of State.

     As a result of the Merger, the Registrant became a wholly-owned subsidiary of USFilter and each outstanding share of the Registrant's common stock was converted into the right to receive 0.43609 shares of USFilter Common Stock. The purchase price was negotiated between USFilter and Registrant. On January 22, 1999, the Registrant issued a press release relating to the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.  Description

99.1         Press Release dated January 22, 1999.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       UNIT INSTRUMENTS, INC.


Date:  January 27, 1999                By:   /s/ Gary N. Patten
                                             --------------------------
                                             Gary N. Patten
                                             Chief Financial Officer

                                 EXHIBIT INDEX


                                                                      Sequential
Exhibit No.    Description                                              Page No.
-----------    -----------                                            ----------

99.1           Press Release dated January 22, 1999                        5